DELAWARE POOLED TRUST

The Small-Cap Value Equity Portfolio

Supplement to the Prospectus
dated June 28, 2002

The following replaces the first paragraph under the section titled "What are the Portfolio's main investment strategies?" on page 9 of the Prospectus:

The Portfolio invests primarily in equity securities of small-capitalization companies which, at the time of purchase, have market capitalizations generally less than $2 billion and are listed on a national securities exchange or NASDAQ.

The date of this Supplement is August 9, 2002.